[PHOTO OF TEB BUTZ]   Ted Butz
                      General Manager,
                      FMC BioPolymer

Specialty Chemicals
2000 Forecast

[PIE CHART]

Food & Transportation
21%

Industrial
Chemicals
20%

Specialty
Chemicals
13%
$500M

Agricultural
Products
18%

Energy Systems
28%

Total FMC Sales = $3.9 Billion

Specialty Chemicals
2000 Overview

Sales  [PIE CHART]                        Key Markets [PIE CHART]

BioPolymer         Lithium                Pharmaceutical   Approximately 1/3
Approximately 2/3  Approximately 1/3      Food Ingredients Approximately 1/3
                                          Specialty        Approximately 1/3

Total Specialty Chemical Sales = $500 Million

FMC

                              Specialty Chemicals

                              Segment Sales ($M)

                               [Bar graph A]

  750
           602.0       604.8         598.2

                                                   564.5
  500                                                              --


  250


    0

           1996        1997          1998          1999       2000 Fcst






                                 Segment EBIT ($M)

                                   [Bar graph B]


100
                                                                --


 80

                                 77.9
                    77.2

                                            73.5


         65.5

60



40


20

          1996       1997        1998        1999        2000 Fcst

Positioned for growth:
Consolidating and Strengthening in 1999

1.  Divested businesses that lacked long-term growth potential

2.  Reduced production of commodity lithium carbonate

3.  Focused resources on high margin products

4. Acquired & integrated Pronova BioPolymer with FMC's food ingredients and pharmaceutical businesses

Specialty Chemicals

Segment Margins

                        Year                    Results
                        ----                    -------
                        2000                    17.5%
                        (forecast)
                        1999                    13.0%
                        1998                    13.0%
                        1997                    12.9%

Specialty Chemicals

Opportunities and Outlook

- FMC BioPolymer

- FMC Lithium

FMC BioPolymer Was Created In
1999

      FMC BioPolymer

Not Just Products. Partners.

Leading Products Serving A Global
Market

[PIE CHART 1]                  [PIE CHART 2]

Algin                          ROW
19%                            17%

CGN                            North Am
37%                            47%

Other                          Europe
8%                             36%

MCC
36%

Leading Pharmaceutical,
Food, & Specialty Customers

- Abbot Labs                 - Mars
- American Home              - Merck
- Bristol Myers              - Mylan
- Brahma                     - Nestle
- Colgate                    - Novartis
- ConAgra                    - Pharmacia
- CPC                        - Pfizer
- Danisco                    - Reckitt Coleman
- General Mills              - San Ei
- Glaxo                      - SlimFast
- Goodman Fielder            - SmithKline
- Johnson & Johnson          - Unilever
- Kraft Foods

FMC BioPolymer Consists of
Three Attractive Businesses


Business                        Total           Growth
--------                        Sales          Prospects
                                -----          ---------
Pharmaceuticals                  37%             5-6%
Food Ingredients                 42%             4-6%
Specialty                        21%             2-10%

FMC

Pharmaceutical Opportunities

CORE PRODUCTS                               NEW SEGMENTS
-------------                               ------------
- MCC                                       - EnTec(SM) Drug Delivery
- ALGINATES                                 - Wound Care / Immunostimulants
- COATINGS AND HYDROCOLLOIDS                - Medical Materials
                                            - Taste-masking
                                            - Other Services


CORE GROWTH         [PHOTO OF PHARMACEUTICALS APPEARS HERE]
-----------
- Nutraceuticals
- Coatings
- Other Anti-reflux
- Acquisition
- Coatings

FMC

Pharmaceutical Opportunities

- Core growth
   - Alginates used for anti-       [PHOTO OF ALIGNATES IN ACTION APPEARS HERE]
     reflux treatment

- New segment growth                [PHOTO OF PROTANAL(R) IN USE APPEARS HERE]
   - Protanal(R) for use in
     advanced wound dressing

Food Ingredients Opportunities

CORE PRODUCTS                     NEW TRENDS
-------------                     ----------
- MCC                             - Taste
- CARRAGEENAN                     - Nutrition
- ALGINATES                       - Convenience
                                  - Niche applications

CORE GROWTH
-----------              [PHOTO OF FOOD APPEARS HERE]
- Dairy
- Convenience foods
- Meat and poultry
- Bakery and confection

FMC

Food Ingredients Opportunities

- Taste, nutrition and convenience

   - Cultured products, such as yogurt

   - Nutritional beverages

   - Other nutritional applications

FMC

Specialty Opportunities

- Oral care

- Personal care

- Laundry and dishwasher tablets

- Niche industrial applications

       FMC BioPolymer
Not Just Products. Partners.


- Strong core business

- Earnings on track

- Focused on higher margin segments

- Strong growth potential

--------------------------------------------------------------------------------

   FMC Lithium

   . Lithium and lithium derived products

   . Manufacturing facilities in 4 countries

   . 52% of sales outside of US

                             [PHOTO APPEARS HERE]

--------------------------------------------------------------------------------

Lithium Markets
                                        Total
Business Focus                          Sales
--------------                          -----

Downstream applications                  75%
Pharmaceuticals, energy and
specialty polymers

Upstream applications                    25%
Refrigeration, rubber treatment


                   Overall CGR of 7%

FMC

FMC Lithium Strategy

- Focused resources on downstream specialty opportunities

- Outsourced production of most commodity lithium carbonate requirements

- Maintain manufacturing cost position of high-value lithium

- Increased technical resources to help customers speed product development

FMC

FMC Lithium Opportunities

- Lifetime(R) and Renew(R)  ASR     [PHOTO OF LITHIUM BATTERIES APPEARS HERE]
  concrete technologies

- Pharmaceutical, Agricultural,     [PHOTO OF A PHARMACIST APPEARS HERE]
  and specialty polymers.

- Lithium ion batteries             [PHOTO OF A CONCRETE SURFACE APPEARS HERE]
FMC

FMC Lithium Opportunities

- Electric and hybrid
  electric vehicles
                               [PHOTO OF ELECTRIC/HYBRID ELECTRIC VEHICLE
                               APPEARS HERE]
     - Available by 2005

     - Consortium headed by
       Argonne National Labs
       (US DOE)                [PHOTO OF ELECTRIC/HYBRID ELECTRIC VEHICLE
                               APPEARS HERE]

     - Lithium ion batteries are
       key to this opportunity

FMC

FMC


Specialty Chemicals Panel


Joseph H. Netherland     President
                         FMC Corporation


Ted Butz                 General Manager
                         FMC BioPolymer


D. Michael Wilson        General Manager
                         Lithium